                                                                EXHIBIT 10.32(b)

                             SECOND MODIFICATION OF
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT


          THIS MODIFICATION is made and entered into as of the 16th day of December, 1997, by and between CRYOLIFE, INC., a Florida corporation ("Borrower"), and NATIONSBANK, N.A., a national banking association which is the successor by merger to NationsBank, N.A. (South), the successor by merger to Bank South, formerly known as Bank South, N.A. ("Lender").

                               STATEMENT OF FACTS

          Borrower and Lender are parties to that certain Third Amended and Restated Loan Agreement, dated as of August 30, 1996, as amended by First Modification of Third Amended and Restated Loan Agreement, dated as of April 14, 1997 (the "Loan Agreement").

          Borrower and Lender desire to further amend the Loan Agreement as hereinafter provided.

          NOW, THEREFORE, for and in consideration of the premises and the mutual agreements, warranties and representations herein made, as well as $10.00 in hand paid by each party hereto to the other, and other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, Borrower and Lender agree that all capitalized terms used herein (and not otherwise defined herein) shall have the meanings given them in the Loan Agreement as herein amended and Borrower and Lender further agree as follows:

                               STATEMENT OF TERMS

          1. The Loan Agreement is hereby amended by deleting from Section 101 thereof the definitions of the terms "Credit Expiration Date", "Debt Coverage Ratio", "Final Maturity Date", "Financing Documents" and "Note" and substituting in lieu thereof the following new and replacement definitions:

                    "Additional Term Loan" shall mean the Additional Term Loan made by Borrower to Lender pursuant to Section 201A hereof.

                    "Additional Term Note" means the Term Note substantially in the form of Exhibit A-2 attached hereto, to be executed by Borrower in favor of Lender to evidence the Additional Term Loan, and all renewals, extensions, modifications or replacements thereof.

                    "Credit Expiration Date" shall mean December 31, 1999, as
               such date may be extended, accelerated or amended pursuant to this Agreement.

                    "Debt Coverage Ratio" shall mean, with respect to any
               particular fiscal period of Borrower, the ratio of (a) Borrower's EBITDAR for the consecutive 4-quarter period ending therewith less Borrower's Maintenance Capital Expenditures during such period to (b) the sum (without duplication) of (i) Borrower's Current Maturities of Funded Debt for the immediately succeeding consecutive 4-quarter period plus (ii) Borrower's Interest Expense for the consecutive 4-quarter period ending therewith plus (iii) Borrower's Rental Expense for the immediately succeeding consecutive 4-quarter period, all as determined on a consolidated basis.

                    "Final Maturity Date" shall mean December 31, 2004, as such date may be extended, accelerated or amended pursuant to this Agreement.

                    "Financing Documents" means and includes this Agreement,
               each Note, the Security Agreement, each Stock Pledge Agreement, each Subsidiary Guaranty, each Subsidiary Security Agreement, each Hedge Agreement and any extensions, renewals, modifications or substitutions thereof or therefor, and all other associated loan and collateral documents including, without limitation, all guaranties, suretyship agreements, security agreements, pledge agreements, security deeds, subordination agreements, exhibits, schedules, attachments, financing statements, notices, consents, waivers, opinions, letters, reports, records, title certificates and applications therefor, assignments, stock powers or transfers, documents, instruments, information and other writings related thereto, or furnished by any Credit Party to Lender in connection therewith or in connection with any of the Collateral, including without limitation any such documents executed and delivered pursuant to Section 202 hereof; provided, however, that this term shall not include the Prior Loan Agreements or the Prior Security Agreements.

                    "Guarantor" shall mean and include CryoLife International
               and Ideas for Medicine, and each other Person guaranteeing payment and performance of the obligations and liabilities of Borrower under this Agreement and the other Financing Documents, as the context may require.

                    "Hedge Agreement" means any agreement between Borrower and
               Lender or any affiliate of Lender now existing or hereafter entered into, which provides for an interest rate or commodity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross-currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower's exposure to fluctuations in interest rates, currency valuations or commodity prices.

                    "Ideas for Medicine" shall mean Ideas for Medicine, Inc., a
               Florida corporation which is a Subsidiary of Borrower, and its successors and assigns.

                    "Maintenance Capital Expenditures" shall mean expenditures incurred for the replacement of existing equipment and fixtures with new or used equipment or fixtures which will continue to perform similar functions. Significant upgrades of existing equipment with new technology which increases the functionality of the equipment are not considered maintenance capital expenditures.

                    "Note" shall mean either the Revolving Note or the
               Additional Term Note, as the context may require.

                    "Revolving Note" shall mean the Revolving Note substantially in the form of Exhibit A-1 attached hereto, to be executed by Borrower in favor of Lender to evidence the Loans, and all renewals, extensions, modifications or replacements thereof.

                    "Second Modification" means the Second Modification of Third
               Amended and Restated Loan Agreement, dated as of December 16,
               1997.

                    "Second Modification Date" means December 16, 1997.

          2. The Loan Agreement shall be further amended by deleting the last two sentences of Section 201(e) thereof in their entirety and substituting in lieu thereof the following:

                  Such unused facility fees shall be payable by Borrower to Lender monthly in arrears on the last day of each month during the Revolving Loan Period as well as on the Credit Expiration Date. Notwithstanding the foregoing, from and after the Second Modification Date, the unused facility fee hereunder shall be deemed waived for any fiscal month of Borrower during which the average outstanding Loans during such month shall exceed $3,500,000.

          3. The Loan Agreement is hereby further amended by adding a new
Section 201A thereto, immediately following Section 201 thereof:

                    SECTION 201A. THE ADDITIONAL TERM LOAN. (a) On the Second
               Modification Date, and subject to the terms and conditions of this Agreement, Lender agrees to advance to Borrower a term loan in the principal amount of $5,000,000, hereinafter called the "Additional Term Loan".

                    (b) The proceeds of the Additional Term Loan may be used by
               Borrower only to finance acquisitions by the Borrower and to finance Borrower's and its Subsidiaries' working capital and other general corporate needs.

                    (c) The Additional Term Loan is to be evidenced by the
               Additional Term Note. Interest on the Additional Term Loan will accrue at the rate or rates per annum set forth in the Additional Term Note, and principal and interest on the Additional Term Loan will be payable in the manner prescribed in the Additional Term Note.

                    (d) Borrower shall pay to Lender an origination fee for the
               Additional Term Loan facility provided by Lender to Borrower under this Section 201A, which fee shall be in the amount of $12,500 and such fee shall be deemed fully earned by Lender upon the execution and delivery of the Second Modification by Borrower and shall be non-refundable.

                    (e) The Additional Term Loan shall constitute one loan by
               Lender to Borrower. Lender shall maintain a loan account on its books in which shall be recorded all advances of the Additional Term Loan, all payments made by Borrower on the Additional Term Loan and all other appropriate debits and credits as provided in this Agreement and the Additional Term Note with respect thereto, including without limitation all charges, expenses and interest. All entries in such account shall be made in accordance with the Lender's customary accounting practices as in effect from time to time. Lender shall render to Borrower a monthly statement setting forth the balance of such account, including principal, interest, expenses and fees, and each such statement shall, in the absence of manifest error or omissions, be presumed correct and binding upon Borrower and shall constitute an account stated unless, within thirty (30) days after receipt of any such statement from Lender, Borrower shall deliver to Lender a written objection thereto specifying the error or errors or omission or omissions, if any, contained in such statement.

                    (f) All interest owing by Borrower to Lender in respect of the Additional Term Loan shall be computed on the basis of a 360-day year and the actual days elapsed.

          4. The Loan Agreement is hereby further amended by deleting Section 507(b) thereof in its entirety.

          5. The Loan Agreement is hereby further amended by deleting Section 507(e) thereof in its entirety and substituting in lieu thereof the following:

                    (e) Borrower shall not permit its Net Worth at any time
               after the Second Modification Date to be less than $25,000,000 plus (i) 80% of the positive amount of Net Income of Borrower for each fiscal quarter ending after such date and (ii) the amount of any increase in Net Worth resulting from the issuance of stock, corporate reorganizations, recapitalizations or any similar event.

           6. The Loan Agreement is hereby further amended by deleting Exhibit A originally attached to the Loan Agreement and substituting in lieu thereof the new Exhibit A-1 and Exhibit A-2 attached hereto, and by deleting Schedule 305 originally attached to the Loan Agreement and substituting in lieu thereof the new Schedule 305 attached hereto.

          7. The effectiveness of this Modification is subject to:

               (a) the prior or concurrent receipt by Lender of this
                   Modification, duly executed by Borrower;

               (b) the prior or concurrent receipt by Lender of the Revolving
                   Note and the Additional Term Note;

               (c) any and all guarantors of the Loans shall have consented to the execution, delivery and performance of this Modification and the new Notes and all of the transactions contemplated hereby by signing one or more counterparts of this Modification in the appropriate space indicated below and returning same to Lender;

               (d) the prior or concurrent receipt by Lender of a certificate of
                   Borrower in the form of Exhibit B attached hereto, and a certificate of each Guarantor in the form of Exhibit C attached hereto;

               (e) the prior or concurrent receipt by Lender of an opinion of counsel for Borrower in the form of Exhibit D;

               (f) the payment of all fees and expenses due from Borrower hereunder as set forth in Section 10 below; and

               (g) the truth and accuracy in all material respects of Borrower's representations and warranties in Section 9 below.

          8. Except as expressly modified herein, the Loan Agreement shall remain in full force and effect. Nothing contained herein shall be deemed to be or operate as a novation or an accord and satisfaction of the Loan Agreement or of any indebtedness arising thereunder.

          9. Borrower hereby represents and warrants to Lender that (a) this Modification and the supplemental Financing Documents executed in connection herewith have been duly authorized, executed and delivered by Borrower, (b) after giving effect to this Modification, no Default or Event of Default has occurred and is continuing as of this date and (c) all of the representations and warranties made by Borrower in the Loan Agreement are true and correct in all material respects on and as of the date of this Modification (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by Borrower of its representations and warranties contained in this Section shall be an Event of Default for all purposes of the Loan Agreement.

          10. In consideration of the amendments set forth herein, Borrower shall pay to Lender an amendment fee in the amount of $5,000, which fee shall be deemed fully earned by Lender upon the execution and delivery of this Modification by Borrower, and shall be non-refundable, and shall also pay to Lender the origination fee set forth in new Section 201A(d) above. Borrower further agrees to reimburse Lender for all reasonable expenses (including without limitation attorney's fees) incurred by Lender in the negotiation, documentation or consummation of this Modification and the transactions contemplated hereby.

          11. This Modification shall be governed and construed in accordance with the laws of the State of Georgia and this Modification shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

          12. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Lender has executed this Modification, and Borrower has executed this Modification and placed its seal hereon, all as of the day and year first above set forth.

                                     LENDER:

                                     NATIONSBANK, N.A.



                                     By:___________________________________
                                        Vice President


                                     BORROWER:

                                     CRYOLIFE, INC.



                                     By:___________________________________
                                        Title:_____________________________

                                               (CORPORATE SEAL)

                              CONSENT OF GUARANTOR

          All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Third Amended and Restated Loan Agreement, dated as of August 30, 1996, between CryoLife, Inc. ("Borrower") and NationsBank, N.A., successor by merger to NationsBank, N.A. (South) ("Lender"), as amended (the "Loan Agreement").

          The undersigned acknowledges that it is indebted to Lender under the terms of the Guaranty Agreement, dated as of August 30, 1996, executed by the undersigned in favor of Lender (the "Guaranty"), and that the Guaranty is in full force and effect as of the date hereof, has not been amended, rescinded, revoked or terminated by such party through the date hereof, and continues to constitute the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms. The undersigned hereby confirms and reaffirms all of its obligations and liabilities to Lender under the Guaranty and further confirms and agrees that pursuant to the Guaranty, the undersigned has guaranteed the payment and performance of the Revolving Note, the Additional Term Note and each Hedge Agreement now or hereafter in effect, and all obligations, liabilities and indebtedness of Borrower arising thereunder or evidenced thereby.

          The undersigned also consents to and approves the execution, delivery and performance of the Second Modification of Third Amended and Restated Loan Agreement, dated as of the date hereof, between Lender and Borrower (the "Second Modification"), each new Note and each Hedge Agreement executed and delivered in connection therewith, and all the transactions contemplated thereby. The undersigned also agrees that all indebtedness, obligations and liabilities of Borrower to Lender which may now or hereafter arise under or by reason of the Loan Agreement, including without limitation Borrower's obligations in respect of Loans and/or the Additional Term Loan advanced pursuant to the Loan Agreement, and all obligations arising under any Hedge Agreement, constitute part of the obligations of Borrower to Lender which are guaranteed by the undersigned under the terms and conditions of the Guaranty.

          SIGNED, SEALED AND DELIVERED as of this 16th day of December, 1997.


                            CRYOLIFE INTERNATIONAL, INC.



                             By:_______________________________
                                Title:_________________________

                                     (CORPORATE SEAL)

                              CONSENT OF GUARANTOR


          All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Third Amended and Restated Loan Agreement, dated as of August 30, 1996, between CryoLife, Inc. ("Borrower") and NationsBank, N.A., successor by merger to NationsBank, N.A. (South) ("Lender"), as amended (the "Loan Agreement").

          The undersigned acknowledges that it is indebted to Lender under the terms of the Guaranty Agreement, dated as of April 14, 1997, executed by the undersigned in favor of Lender (the "Guaranty"), and that the Guaranty is in full force and effect as of the date hereof, has not been amended, rescinded, revoked or terminated by such party through the date hereof, and continues to constitute the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms. The undersigned hereby confirms and reaffirms all of its obligations and liabilities to Lender under the Guaranty and further confirms and agrees that pursuant to the Guaranty, the undersigned has guaranteed the payment and performance of the Revolving Note, the Additional Term Note and each Hedge Agreement now or hereafter in effect, and all obligations, liabilities and indebtedness of Borrower arising thereunder or evidenced thereby.

          The undersigned also consents to and approves the execution, delivery and performance of the Second Modification of Third Amended and Restated Loan Agreement, dated as of the date hereof, between Lender and Borrower (the "Second Modification"), each new Note and each Hedge Agreement executed and delivered in connection therewith, and all the transactions contemplated thereby. The undersigned also agrees that all indebtedness, obligations and liabilities of Borrower to Lender which may now or hereafter arise under or by reason of the Loan Agreement, including without limitation Borrower's obligations in respect of Loans and/or the Additional Term Loan advanced pursuant to the Loan Agreement, and all obligations arising under any Hedge Agreement, constitute part of the obligations of Borrower to Lender which are guaranteed by the undersigned under the terms and conditions of the Guaranty.

          SIGNED, SEALED AND DELIVERED as of this 16th day of December, 1997.

                              IDEAS FOR MEDICINE, INC.



                              By:_______________________________
                                 Title:_________________________

                                        (CORPORATE SEAL)

                                   EXHIBIT A-1

                                 REVOLVING NOTE


DECEMBER 16, 1997                                                    $10,000,000

          FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Borrower") promises to pay to the order of NATIONSBANK, N.A., successor by merger to NationsBank, N.A. (South) (hereinafter referred to as "Lender"), at Lender's office located at 600 Peachtree Street, N.E., Atlanta, Georgia 30308, or at such other place as the holder hereof may designate, the principal sum of TEN MILLION DOLLARS ($10,000,000), or so much thereof as shall have been advanced hereagainst and shall be outstanding, together with interest on so much of the principal balance of this Note as may be outstanding and unpaid from time to time, calculated on the basis of a 360-day year and actual days elapsed, at the rate or rates per annum provided below.

          The unpaid principal balance of this Note shall bear interest at a rate per annum equal to the Prime Rate (as defined below); provided, however, that Borrower may, by a written notice (or by telephonic notice promptly confirmed in writing) delivered to the Lender not later than 10:00 a.m. (Atlanta time) on the second Business Day prior to any Interest Period (as defined below) designated by the Borrower in such notice, direct that interest accrue on the unpaid principal balance of this Note (or any portion thereof which is in an amount of not less than $100,000 or any greater integral multiple thereof) outstanding from time to time during such Interest Period at a rate per annum equal to the sum of the Adjusted LIBOR (as defined below) for such Interest Period plus the Applicable LIBOR Margin (as defined below); provided, further, however, that upon the occurrence and during the continuation of any Event of Default (as defined below), the Lender may, upon notice to the Borrower, suspend Borrower's right to use the aforesaid Adjusted LIBOR option. Each such designation by the Borrower of an interest rate for this Note based on the Adjusted LIBOR and of an Interest Period applicable thereto shall be irrevocable and shall remain in effect throughout such Interest Period. Upon determining any interest rate based on the Adjusted LIBOR for an Interest Period requested by the Borrower, the Lender shall promptly notify the Borrower by telephone (which shall be promptly confirmed in writing by the Lender) of such determination, and such determination shall, in the absence of manifest error, be final, conclusive and binding for all purposes. Notwithstanding anything in this Note to the contrary, a prepayment of any portion of the principal balance of this Note which is then bearing interest based on the Adjusted LIBOR may be made without penalty by the Borrower only on the last day of the Interest Period applicable thereto and, if any such prepayment is made on a day that is not the last day of the applicable Interest Period, the Borrower shall pay to the Lender, upon the Lender's written request to the Borrower therefor (which request shall set forth the basis for the request of such payment in reasonable detail and, in the absence of manifest error, shall be final, conclusive and binding on the Lender and the Borrower), an amount equal to any and all losses, expenses and liabilities (including, without limitation, any interest paid by the Lender to the extent not recovered by the Lender in connection with its re-employment of the prepaid funds and including any loss of anticipated profits) which the Lender may sustain as a result of such prepayment. The calculation of any and all amounts payable to the Lender with respect to any portion of the principal balance of this Note bearing interest based on the Adjusted LIBOR shall be made as though the Lender had actually funded such portion through the purchase of deposits in the London interbank market; provided, however, that the Lender may fund such portion of this Note in any manner it sees fit and the foregoing assumptions shall be used only for calculation of amounts which may be payable under this Note.

          As used in this Note, the following terms shall have the following meanings: (a) "Adjusted LIBOR" shall mean, for any Interest Period, the rate per annum (rounded upwards to the nearest 1/16th of one percentage point (if necessary)) equal to the quotient obtained by dividing (x) the offered rate for United States dollar deposits for a period comparable to such Interest Period appearing on the Telerate Screen Page 3750 (or as quoted or published by such other recognized independent quote service as may be selected by the Lender from time to time) as of 11:00 a.m. (Atlanta time) on the date that is two (2) Business Days prior to the beginning of such Interest Period (but if at least two such rates appear on such screen or are so quoted at such time, the offered rate for such Interest Period shall be the arithmetic mean of such rates) by (y) a percentage equal to one (1) minus the then average stated maximum amount (stated as a decimal) of all reserve requirements applicable to any member of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System (or any successor categories for such liabilities under such Regulation D); (b) "Applicable LIBOR Margin" shall mean (i) one hundred seventy-five basis points (1.75%) during the period from the date of this Note through the Credit

Expiration Date (as defined in the Loan Agreement referred to below) and (ii) two hundred basis points (2.0%) thereafter; (c) "Business Day" shall mean any day excluding a Saturday, Sunday, any other day on which banks are required or permitted to be closed in the city in which Lender's address shown in this Note is located, and any other day on which trading is not carried on by and between banks in United States dollars in the London interbank market; (d) "Interest Period" shall mean, in the case of the determination of any Adjusted LIBOR, a one, two, three, four, six or twelve month period as selected by the Borrower but (i) in the event any Interest Period would end on a day which is not a Business Day, such Interest Period shall be deemed to end on the immediately succeeding Business Day unless such extension would cause such Interest Period to end on the next calendar month in which case such Interest Period shall be deemed to end on the immediately preceding Business Day, (ii) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends shall expire on the immediately preceding Business Day, and (iii) the Borrower shall not be entitled to select any Interest Period which extends beyond the final maturity date of this Note; (e) "LIBOR Advance" means any portion of the principal balance of this Note which bears interest based on Adjusted LIBOR for a particular Interest Period; (f) "Prime Rate" shall mean the rate of interest announced by Lender from time to time as its "prime rate," "prime lending rate," "base rate" or similar reference rate (any such rate announced by Lender is a reference rate only and does not necessarily represent the best or lowest rate actually charged by it to any customer and the Lender may make loans at rates of interest which are at, above or below such reference rate) and the Prime Rate in effect at the close of business on each business day of Lender shall for the purposes of this Note be the Prime Rate for that day and any immediately succeeding non-business day or days of Lender, and in the event the Prime Rate is discontinued as a standard, the holder hereof shall designate a comparable reference rate as a substitute therefor; and (g) "Prime Rate Advances" means any and all portions of the principal balance of this Note which bear interest based on the Prime Rate.

          This Note shall be payable as follows:

               (a) Accrued interest on this Note shall be payable as follows:
          (i) during the period from the date of this Note to the Credit Expiration Date, accrued interest shall be payable monthly in arrears on so much of the principal balance of this Note as then consists of Prime Rate Advances, which payments shall be due commencing on December 31, 1997, and shall continue to be on the last day of each month thereafter up to and including the Credit Expiration Date, and accrued interest shall be payable in arrears on so much of the principal balance of this Note as then consists of LIBOR Advances at the end of each Interest Period applicable thereto (and, in the case of any LIBOR Advance having an Interest Period in excess of three months, accrued interest thereon shall be due on each day which occurs every three months after the initial date of such Interest Period), and (ii) during the period from and after the Credit Expiration Date, accrued interest shall be payable in arrears on each date on which a payment of principal is due on this Note pursuant to paragraph (b) below; and

               (b) The principal balance of this Note shall be repayable in sixty (60) consecutive monthly installments each in an amount equal to one-sixtieth (1/60th) of the outstanding principal balance of this Note as of the opening of the Lender's business on the Credit Expiration Date, which installments shall be due commencing on the last day of the next succeeding calendar month, and shall continue to be due on the last day of each succeeding month thereafter up to and including the Final Maturity Date (as defined in the Loan Agreement referred to below), except that in all cases the final installment of principal due hereunder on such Final Maturity Date shall be in an amount equal to the entire remaining unpaid principal balance of this Note.

          This Note is the "Revolving Note" referred to in the Third Amended and Restated Loan Agreement, dated as of August 30, 1996, between Borrower and Lender (said agreement, as the same may be amended, supplemented, or restated from time to time, being herein called the "Loan Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings given them in the Loan Agreement), and this Note evidences any and all Loans now or hereafter made by Lender to Borrower thereunder. This Note supersedes and replaces that certain Promissory Note, dated August 30, 1996, executed by Borrower in favor of Lender in the original principal amount of $10,000,000 (the "Prior Note"). This Note is not intended, nor shall it be construed, to be a novation or an accord and satisfaction of such Prior Note or of the indebtedness evidenced thereby.

          Borrower shall pay a late charge of five percent (5%) of any installment payment hereunder which is not paid within ten (10) days after such payment is due. During the existence of any Event of Default under this Note, the unpaid principal and accrued interest balance of this Note shall bear interest on each day until paid at the Prime Rate (as defined above) plus, in Lender's discretion, up to an additional two percentage points (2.0%), but in each such period only to the extent that payment of such interest on such principal or interest is enforceable under applicable law. All payments or prepayments on this Note shall be applied, first, to interest accrued on this Note through the date of such payment or prepayment and then to principal (and any partial principal prepayments on this Note made prior to the date shown above on which the initial principal installment is due hereunder shall be applied to such installments in the inverse order of their maturity).

          Borrower may, upon thirty (30) days' prior written notice to Lender, prepay the principal balance of this Note in whole or in part without premium or penalty but any prepayment of any portion of this Note then bearing interest based on Adjusted LIBOR will be subject to certain additional provisions set forth above and any partial prepayment of this Note shall be applied as also provided above. In addition, in the event Borrower sells, transfers, assigns or otherwise conveys any of its property to another person, Borrower shall make a mandatory principal prepayment on this Note, without premium or penalty, within five (5) business days after the closing of such transaction, which prepayment shall be in an amount equal to one hundred percent (100%) of the proceeds of such transaction (net of the cost of such transaction, including any reasonable sales commissions paid to persons who are not affiliated with the Borrower and also net of any taxes payable by the Borrower on account of such transaction), except that this principal prepayment requirement shall not apply to (i) any sale by Borrower of its inventory in the ordinary course of its business, (ii) any sale or other disposition by Borrower of any of its obsolete or unnecessary equipment so long as the net proceeds of each such disposition are used by Borrower to replace such equipment or purchase other equipment, or (iii) any other sale or disposition of any property by Borrower which the Lender has expressly agreed in writing will be exempt from this prepayment requirement. Notwithstanding the foregoing, however, no prepayment pursuant to this paragraph shall be due in any particular fiscal year of Borrower unless and until the total amount of such net proceeds for all such sales or other conveyances made during such fiscal year exceeds $500,000.

          Upon the occurrence of an Event of Default under (and as such term is defined in) the Loan Agreement, Lender, at its option, without demand or notice of any kind, may declare this Note immediately due and payable. In case this
Note is collected by or through an attorney-at-law, all costs of such collection incurred by the Lender, including reasonable attorney's fees, shall be paid by Borrower (but not to exceed actual fees and expenses incurred).

          Time is of the essence of this Note. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or entity primarily or secondarily liable on this Note. Lender shall not be deemed to waive any of its rights under this Note unless such waiver be in writing and signed by Lender. No delay or omission by Lender in exercising any of its rights under this Note shall operate as a waiver of such rights and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

          This Note shall be governed by and construed and enforced in accordance with the laws of the State of Georgia (without giving effect to its conflicts of law rules). Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

          Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. "Person" as used herein means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated association or government or any agency or political subdivision thereof. The word "Lender" as used herein shall include transferees, successors and assigns of Lender, and all rights of Lender hereunder shall inure to the benefit of its transferees, successors and assigns. All obligations of Borrower hereunder shall bind such Person's successors and assigns.

          SIGNED, SEALED AND DELIVERED by the undersigned Borrower as of the day and year first above set forth.

                                       CRYOLIFE, INC.



                                        By:__________________________________
                                           Title:____________________________

                                                   (CORPORATE SEAL)

                                   EXHIBIT A-2

                                    TERM NOTE

DECEMBER 16, 1997                                                     $5,000,000

          FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Borrower") promises to pay to the order of NATIONSBANK, N.A., successor by merger to NationsBank, N.A. (South) (hereinafter referred to as "Lender"), at Lender's office located at 600 Peachtree Street, N.E., Atlanta, Georgia 30308, or at such other place as the holder hereof may designate, the principal sum of FIVE MILLION DOLLARS ($5,000,000), or so much thereof as shall have been advanced hereagainst and shall be outstanding, together with interest on so much of the principal balance of this Note as may be outstanding and unpaid from time to time, calculated on the basis of a 360-day year and actual days elapsed, at the rate or rates per annum provided below.

          The unpaid principal balance of this Note shall bear interest at a rate per annum equal to the Prime Rate (as defined below); provided, however, that Borrower may, by a written notice (or by telephonic notice promptly confirmed in writing) delivered to the Lender not later than 10:00 a.m. (Atlanta time) on the second Business Day prior to any Interest Period (as defined below) designated by the Borrower in such notice, direct that interest accrue on the unpaid principal balance of this Note (or any portion thereof which is in an amount of not less than $100,000 or any greater integral multiple thereof) outstanding from time to time during such Interest Period at a rate per annum equal to the sum of the Adjusted LIBOR (as defined below) for such Interest Period plus the Applicable LIBOR Margin (as defined below); provided, further, however, that upon the occurrence and during the continuation of any Event of Default (as defined below), the Lender may, upon notice to the Borrower, suspend Borrower's right to use the aforesaid Adjusted LIBOR option. Each such designation by the Borrower of an interest rate for this Note based on the Adjusted LIBOR and of an Interest Period applicable thereto shall be irrevocable and shall remain in effect throughout such Interest Period. Upon determining any interest rate based on the Adjusted LIBOR for an Interest Period requested by the Borrower, the Lender shall promptly notify the Borrower by telephone (which shall be promptly confirmed in writing by the Lender) of such determination, and such determination shall, in the absence of manifest error, be final, conclusive and binding for all purposes. Notwithstanding anything in this Note to the contrary, a prepayment of any portion of the principal balance of this Note which is then bearing interest based on the Adjusted LIBOR may be made without penalty by the Borrower only on the last day of the Interest Period applicable thereto and, if any such prepayment is made on a day that is not the last day of the applicable Interest Period, the Borrower shall pay to the Lender, upon the Lender's written request to the Borrower therefor (which request shall set forth the basis for the request of such payment in reasonable detail and, in the absence of manifest error, shall be final, conclusive and binding on the Lender and the Borrower), an amount equal to any and all losses, expenses and liabilities (including, without limitation, any interest paid by the Lender to the extent not recovered by the Lender in connection with its re-employment of the prepaid funds and including any loss of anticipated profits) which the Lender may sustain as a result of such prepayment. The calculation of any and all amounts payable to the Lender with respect to any portion of the principal balance of this Note bearing interest based on the Adjusted LIBOR shall be made as though the Lender had actually funded such portion through the purchase of deposits in the London interbank market; provided, however, that the Lender may fund such portion of this Note in any manner it sees fit and the foregoing assumptions shall be used only for calculation of amounts which may be payable under this Note.

          As used in this Note, the following terms shall have the following meanings: (a) "Adjusted LIBOR" shall mean, for any Interest Period, the rate per annum (rounded upwards to the nearest 1/16th of one percentage point (if necessary)) equal to the quotient obtained by dividing (x) the offered rate for United States dollar deposits for a period comparable to such Interest Period appearing on the Telerate Screen Page 3750 (or as quoted or published by such other recognized independent quote service as may be selected by the Lender from time to time) as of 11:00 a.m. (Atlanta time) on the date that is two (2) Business Days prior to the beginning of such Interest Period (but if at least two such rates appear on such screen or are so quoted at such time, the offered rate for such Interest Period shall be the arithmetic mean of such rates) by (y) a percentage equal to one (1) minus the then average stated maximum amount (stated as a decimal) of all reserve requirements applicable to any member of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System (or any successor categories for such liabilities under such Regulation D); (b) "Applicable LIBOR Margin" shall mean two hundred basis points (2.0%); (c) "Business Day" shall mean any day excluding a Saturday, Sunday, any other day on which banks are required or permitted to be closed in the city in which Lender's address shown in this Note is located, and any other day on which trading is not carried on by and between banks in United States dollars in the London interbank market; (d) "Interest Period" shall mean, in the case of the determination of any Adjusted LIBOR, a one, two, three, four, six or twelve month period as selected by the Borrower but (i) in the event any Interest Period would end on a day which is not a Business Day, such Interest Period shall be deemed to end on the immediately succeeding Business Day unless such extension would cause such Interest Period to end on the next calendar month in which case such Interest Period shall be deemed to end on the immediately preceding Business Day, (ii) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends shall expire on the immediately preceding Business Day, and (iii) the Borrower shall not be entitled to select any Interest Period which extends beyond the final maturity date of this Note; (e) "LIBOR Advance" means any portion of the principal balance of this Note which bears interest based on Adjusted LIBOR for a particular Interest Period; (f) "Prime Rate" shall mean the rate of interest announced by Lender from time to time as its "prime rate," "prime lending rate," "base rate" or similar reference rate (any such rate announced by Lender is a reference rate only and does not necessarily represent the best or lowest rate actually charged by it to any customer and the Lender may make loans at rates of interest which are at, above or below such reference rate) and the Prime Rate in effect at the close of business on each business day of Lender shall for the purposes of this Note be the Prime Rate for that day and any immediately succeeding non-business day or days of Lender, and in the event the Prime Rate is discontinued as a standard, the holder hereof shall designate a comparable reference rate as a substitute therefor; and (g) "Prime Rate Advances" means any and all portions of the principal balance of this Note which bear interest based on the Prime Rate.

          This Note shall be payable as follows:

               (a) The principal balance of this Note shall be repayable in sixty (60) consecutive monthly installments each in an amount equal to Eighty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($83,333.33), which installments shall be due commencing on January 31, 1998, and shall continue to be due on the last day of each succeeding month thereafter up to and including December 31, 2002, except that in all cases the final installment of principal due hereunder on December 31, 2002 shall be in an amount equal to the entire remaining unpaid principal balance of this Note; and

               (b) Accrued interest shall be payable in arrears on December 31, 1997, and on each date on which a payment of principal is due on this Note pursuant to paragraph (a) above.

          This Note is the "Additional Term Note" referred to in the Third Amended and Restated Loan Agreement, dated as of August 30, 1996, between Borrower and Lender (said agreement, as the same may be amended, supplemented, or restated from time to time, being herein called the "Loan Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings given them in the Loan Agreement), and this Note evidences the Additional Term Loan made by Lender to Borrower thereunder.

          Borrower shall pay a late charge of five percent (5%) of any installment payment hereunder which is not paid within ten (10) days after such payment is due. During the existence of any Event of Default under this Note, the unpaid principal and accrued interest balance of this Note shall bear interest on each day until paid at the Prime Rate (as defined above) plus, in Lender's discretion, up to an additional two percentage points (2.0%), but in each such period only to the extent that payment of such interest on such principal or interest is enforceable under applicable law. All payments or prepayments on this Note shall be applied, first, to interest accrued on this Note through the date of such payment or prepayment and then to principal (and any partial principal prepayments on this Note made prior to the date shown above on which the initial principal installment is due hereunder shall be applied to such installments in the inverse order of their maturity).

          Upon the occurrence of an Event of Default under (and as such term is defined in) the Loan Agreement, Lender, at its option, without demand or notice of any kind, may declare this Note immediately due and payable. In case this
Note is collected by or through an attorney-at-law, all costs of such collection incurred by the Lender, including reasonable attorney's fees, shall be paid by Borrower (but not to exceed actual fees and expenses incurred).

          Time is of the essence of this Note. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or entity primarily or secondarily liable on this Note. Lender shall not be deemed to waive any of its rights under this Note unless such waiver be in writing and signed by Lender. No delay or omission by Lender in exercising any of its rights under this Note shall operate as a waiver of such rights and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

          This Note shall be governed by and construed and enforced in accordance with the laws of the State of Georgia (without giving effect to its conflicts of law rules). Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

          Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. "Person" as used herein means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated association or government or any agency or political subdivision thereof. The word "Lender" as used herein shall include transferees, successors and assigns of Lender, and all rights of Lender hereunder shall inure to the benefit of its transferees, successors and assigns. All obligations of Borrower hereunder shall bind such Person's successors and assigns.

          SIGNED, SEALED AND DELIVERED by the undersigned Borrower as of the day and year first above set forth.

                                   CRYOLIFE, INC.



                                   By:__________________________________
                                      Title:____________________________

                                                (CORPORATE SEAL)